Exhibit 99.1

600 North Dairy Ashford (77079-1175) P. O. Box 2197 Houston, TX 77252-2197 Phone 281.293.1000 www.conocophillips.com

NEWS RELEASE

ConocoPhillips’ Board of Directors Approves Spin-off of Phillips 66

HOUSTON, April 4, 2012—ConocoPhillips [NYSE:COP] announced today that its board of directors has given final approval for the spin-off of its downstream businesses. The resulting upstream company will keep the ConocoPhillips name and will be led by Chairman and CEO Ryan Lance. The downstream company, led by Chairman and CEO Greg Garland, will be known as Phillips 66. Both companies will be headquartered in Houston.

The two new companies will be separated through the distribution of shares of Phillips 66 to holders of ConocoPhillips common stock. This distribution is expected to occur after market close on April 30, 2012. ConocoPhillips shareholders will receive one share of Phillips 66 common stock for every two shares of ConocoPhillips common stock held at the close of business on the record date of April 16, 2012. Fractional shares of Phillips 66 common stock will not be distributed and any fractional share of Phillips 66 common stock otherwise issuable to a ConocoPhillips shareholder will be sold in the open market on such shareholder’s behalf, and such shareholder will receive a cash payment with respect to that fractional share.

Following the distribution of Phillips 66 common stock, Phillips 66 will be an independent, publicly traded company, and ConocoPhillips will retain no ownership interest. Phillips 66 has received approval for the listing of its common stock on the New York Stock Exchange under the symbol PSX.

ConocoPhillips has received a private letter ruling from the Internal Revenue Service to the effect that, based on certain facts, assumptions, representations and undertakings set forth in the ruling, for U.S. federal income tax purposes, the distribution of Phillips 66 common stock and certain related transactions generally will not be taxable to ConocoPhillips or U.S. holders of ConocoPhillips common stock, except in respect to cash received in lieu of fractional share interests, which generally will be taxable to such holders as capital gain.

No action is required by ConocoPhillips shareholders in order to receive shares of Phillips 66 common stock in the distribution, and ConocoPhillips shareholders should retain their ConocoPhillips stock certificates. Shareholders entitled to receive the distribution will receive a book-entry account statement reflecting their ownership of Phillips 66 common stock, or their brokerage account will be credited for the shares.

ConocoPhillips expects that a “when-issued” public trading market for Phillips 66 common stock will commence on or about April 12, 2012 under the symbol PSX WI and will continue through the distribution date. ConocoPhillips also anticipates that “regular way” trading of Phillips 66 common stock will begin on the first trading day following the distribution date. In anticipation of this trading, the company will issue a first-quarter interim update to provide investors with an update on the company as well as market and operating conditions experienced during the first quarter of 2012. A full first-quarter earnings announcement is scheduled for April 23, 2012.

Beginning on or about April 12, 2012, and through the distribution date, it is expected that there will be two ways to trade ConocoPhillips common stock – either with or without the right to receive shares of Phillips 66 common stock. Shareholders who sell their shares of ConocoPhillips common stock in the “regular-way” market (that is, the normal trading market on the NYSE under the symbol COP) after

ConocoPhillips’ Board of Directors Approves Spin-off of Phillips 66

the record date and on or prior to the distribution date will be selling their right to receive shares of Phillips 66 common stock in connection with the distribution. It is anticipated that shares of ConocoPhillips common stock will also trade ex-distribution (that is, without the right to receive the Phillips 66 distribution) during that period under the symbol COP WI. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling shares of ConocoPhillips common stock on or before the distribution date.

Prior to the distribution, ConocoPhillips expects to mail an information statement to all shareholders entitled to receive the distribution of shares of Phillips 66 common stock. The information statement will describe Phillips 66, including the risks of owning Phillips 66 common stock, and other details regarding the distribution.

Upon repositioning, Phillips 66 will offer a unique approach to downstream integration, comprising segment-leading refining and marketing, midstream and chemicals businesses, while ConocoPhillips will be the industry’s largest and most diverse global, pure-play, upstream company. The repositioning into two leading energy companies will help grow the value of both companies for shareholders by unlocking the potential of their assets and employees.

ConocoPhillips is an integrated energy company with interests around the world. Headquartered in Houston, the company had approximately 29,800 employees, $153 billion of assets, and $245 billion of revenues as of Dec. 31, 2011. For more information, go to www.conocophillips.com.

- # # # -

CONTACTS
Aftab Ahmed (media)	281-293-4138
aftab.ahmed@conocophillips.com

Clayton Reasor (investors)	212-207-1996
c.c.reasor@conocophillips.com

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS

OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. The actual results of operations can and will be affected by a variety of risks and other matters including, but not limited to, changes in commodity prices and refining and marketing margins; changes in expected levels of oil and gas reserves or production; operating hazards, drilling risks, unsuccessful exploratory activities; difficulties in developing new products and manufacturing processes; unexpected cost increases or difficulties maintaining or improving company manufacturing or refining facilities; unexpected difficulties in manufacturing, transporting or refining crude oil; international monetary conditions; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; and general domestic and international economic and political conditions; as well as changes in tax, environmental and other laws applicable to our business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission (SEC). Unless legally required, ConocoPhillips undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.